Exhibit 99.1

Essent Group Ltd. Reports Fourth Quarter and Full Year 2016 Results

HAMILTON, Bermuda--(BUSINESS WIRE)--February 10, 2017--Essent Group Ltd. (NYSE: ESNT) today reported net income for the quarter ended December 31, 2016 of $62.7 million or $0.68 per diluted share. Net income for the full year 2016 was $222.6 million or $2.41 per diluted share.

Insurance in force as of December 31, 2016 was $83.3 billion, representing an increase of 28% compared to $65.2 billion of insurance in force as of December 31, 2015. As of December 31, 2016, Essent had consolidated stockholders’ equity of $1.3 billion.

“2016 was another successful year for Essent as we continued growing a high credit quality and profitable mortgage insurance portfolio,” said Mark Casale, Chairman and Chief Executive Officer. “We remain optimistic about our prospects heading into 2017, as the underlying fundamentals of housing are strong and the real estate cycle remains in expansion mode.”

Financial Highlights:

  Insurance in force as of December 31, 2016 was $83.3 billion, compared to $77.6 billion as of September 30, 2016 and $65.2 billion as of December 31, 2015.
  Flow new insurance written for the fourth quarter was $10.5 billion, compared to $10.3 billion in the third quarter of 2016 and $6.0 billion in the fourth quarter of 2015. For the full year 2016, flow new insurance written was $34.9 billion, compared to $25.9 billion for 2015.
  Net premiums earned for the fourth quarter were $116.8 million, compared to $110.8 million in the third quarter of 2016 and $89.4 million in the fourth quarter of 2015. For the full year 2016, net premiums earned were $422.7 million, compared to $326.5 million for 2015.
  The expense ratio for the fourth quarter was 29.8%, compared to 29.6% in the third quarter of 2016 and 33.1% in the fourth quarter of 2015. For the full year 2016, the expense ratio was 30.9%, compared to 34.6% for 2015.
  The provision for losses and LAE for the fourth quarter was $3.9 million, compared to $5.0 million in the third quarter of 2016 and $4.2 million in the fourth quarter of 2015. For the full year 2016, the provision for losses and LAE was $15.5 million, compared to $11.9 million for 2015.
  The percentage of loans in default as of December 31, 2016 was 0.47%, compared to 0.41% as of September 30, 2016 and 0.35% as of December 31, 2015.
  The combined ratio for the fourth quarter was 33.1%, compared to 34.1% in the third quarter of 2016 and 37.8% in the fourth quarter of 2015. For the full year 2016, the combined ratio was 34.5%, compared to 38.3% for 2015.
  The consolidated balance of cash and investments at December 31, 2016 was $1.6 billion, including cash and investment balances at Essent Group Ltd. of $46.6 million.
  The combined risk to capital ratio of the US mortgage insurance business, which includes statutory capital for both Essent Guaranty, Inc. and Essent Guaranty of PA, Inc., was 14.7:1 as of December 31, 2016.
  Essent Reinsurance Ltd. reinsured a total of $260 million of GSE risk share transactions in 2016 compared to $121 million in 2015.

Conference Call

Essent management will hold a conference call at 10:00 AM Eastern time today to discuss its results. The conference call will be broadcast live over the Internet at http://ir.essentgroup.com/investors/webcasts-and-presentations/event-calendar/default.aspx. The call may also be accessed by dialing 877-201-0168 inside the U.S., or 647-788-4901 for international callers, using passcode 48561524 or by referencing Essent.

A replay of the webcast will be available on the Essent website approximately two hours after the live broadcast ends for a period of one year. A replay of the conference call will be available approximately two hours after the call ends for a period of two weeks, using the following dial-in numbers and passcode: 855-859-2056 inside the U.S., or 404-537-3406 for international callers, passcode 48561524.

In addition to the information provided in the company's earnings news release, other statistical and financial information, which may be referred to during the conference call, will be available on Essent's website at http://ir.essentgroup.com/investors/financial-information/quarterly-financial-supplements/default.aspx.

Forward-Looking Statements

This press release may include “forward-looking statements” which are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," “should,” “expect,” "plan," "anticipate," "believe," “estimate,” “predict,” or "potential" or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: changes in or to Fannie Mae and Freddie Mac (the “GSEs”), whether through Federal legislation, restructurings or a shift in business practices; failure to continue to meet the mortgage insurer eligibility requirements of the GSEs; competition for customers; lenders or investors seeking alternatives to private mortgage insurance; an increase in the number of loans insured through Federal government mortgage insurance programs, including those offered by the Federal Housing Administration; decline in new insurance written and franchise value due to loss of a significant customer; decline in the volume of low down payment mortgage originations; the definition of "Qualified Mortgage" reducing the size of the mortgage origination market or creating incentives to use government mortgage insurance programs; the definition of "Qualified Residential Mortgage" reducing the number of low down payment loans or lenders and investors seeking alternatives to private mortgage insurance; the implementation of the Basel III Capital Accord discouraging the use of private mortgage insurance; a decrease in the length of time that insurance policies are in force; uncertainty of loss reserve estimates; deteriorating economic conditions; our non-U.S. operations becoming subject to U.S. Federal income taxation; becoming considered a passive foreign investment company for U.S. Federal income tax purposes; and other risks and factors described in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2015 filed with the Securities and Exchange Commission on February 29, 2016. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

Non-GAAP Financial Measures

In presenting Essent Group Ltd.’s results, management has included financial measures, including adjusted book value per share, that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (“GAAP”). Such measures are referred to as “non-GAAP measures.” These non-GAAP measures may be defined or calculated differently by other companies. Management believes these measures allow for a more complete understanding of the underlying business. These measures are used to monitor our results and should not be viewed as a substitute for those determined in accordance with GAAP. Reconciliations of such measures to the most comparable GAAP figures are included in the attached financial supplement in accordance with Regulation G.

About the Company

Essent Group Ltd. (NYSE: ESNT) is a Bermuda-based holding company (collectively with its subsidiaries, “Essent”) which, through its wholly-owned subsidiary Essent Guaranty, Inc., offers private mortgage insurance for single-family mortgage loans in the United States. Essent provides private capital to mitigate mortgage credit risk, allowing lenders to make additional mortgage financing available to prospective homeowners. Headquartered in Radnor, Pennsylvania, Essent Guaranty, Inc. is licensed to write mortgage insurance in all 50 states and the District of Columbia, and is approved by Fannie Mae and Freddie Mac. Essent also offers mortgage-related insurance, reinsurance and advisory services through its Bermuda-based subsidiary, Essent Reinsurance Ltd. Additional information regarding Essent may be found at www.essentgroup.com and www.essent.us.

Source: Essent Group Ltd.

Essent Group Ltd. and Subsidiaries
Financial Results and Supplemental Information (Unaudited)
Quarter and Year Ended December 31, 2016

Exhibit A	Condensed Consolidated Statements of Comprehensive Income (Unaudited)
Exhibit B	Condensed Consolidated Balance Sheets (Unaudited)
Exhibit C	Historical Quarterly Data
Exhibit D	New Insurance Written
Exhibit E	Insurance in Force and Risk in Force
Exhibit F	Other Risk in Force
Exhibit G	Portfolio Vintage Data
Exhibit H	Portfolio Geographic Data
Exhibit I	Defaults, Reserve for Losses and LAE, and Claims
Exhibit J	Investment Portfolio
Exhibit K	Insurance Company Capital
Exhibit L	Reconciliation of Non-GAAP Financial Measure - Adjusted Book Value per Share

				Exhibit A

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
(In thousands, except per share amounts)	2016	2015	2016	2015
Revenues:
Net premiums written	$116,412	$98,434	$441,278	$370,568
Decrease (increase) in unearned premiums	380	(9,056)	(18,571)	(44,097)
Net premiums earned	116,792	89,378	422,707	326,471
Net investment income	8,225	5,563	27,890	19,885
Realized investment gains, net	445	789	1,934	2,554
Other income	911	1,746	5,727	4,380
Total revenues	126,373	97,476	458,258	353,290

Losses and expenses:
Provision for losses and LAE	3,865	4,199	15,525	11,905
Other underwriting and operating expenses	35,206	29,627	130,851	112,987
Total losses and expenses	39,071	33,826	146,376	124,892

Income before income taxes	87,302	63,650	311,882	228,398
Income tax expense	24,616	19,171	89,276	71,067
Net income	$62,686	$44,479	$222,606	$157,331

Earnings per share:
Basic	$0.69	$0.49	$2.45	$1.74
Diluted	0.68	0.48	2.41	1.72

Weighted average shares outstanding:
Basic	90,991	90,454	90,913	90,351
Diluted	92,577	91,918	92,245	91,738

Net income	$62,686	$44,479	$222,606	$157,331

Other comprehensive income (loss):
Change in unrealized depreciation of investments	(34,209)	(5,146)	(12,156)	(4,766)
Total other comprehensive loss	(34,209)	(5,146)	(12,156)	(4,766)
Comprehensive income	$28,477	$39,333	$210,450	$152,565

Loss ratio	3.3%	4.7%	3.7%	3.6%
Expense ratio	29.8%	33.1%	30.9%	34.6%
Combined ratio	33.1%	37.8%	34.5%	38.3%

		Exhibit B

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)

	December 31,	December 31,
(In thousands, except per share amounts)	2016	2015
Assets
Investments available for sale, at fair value
Fixed maturities	$1,482,754	$1,190,638
Short-term investments	132,348	85,996
Total investments	1,615,102	1,276,634
Cash	27,531	24,606
Accrued investment income	9,488	7,768
Accounts receivable	21,632	16,637
Deferred policy acquisition costs	13,400	11,529
Property and equipment (at cost, less accumulated depreciation of $46,543 in 2016 and $42,479 in 2015)	8,119	9,021
Prepaid federal income tax	181,272	119,412
Other assets	6,454	3,492

Total assets	$1,882,998	$1,469,099

Liabilities and Stockholders' Equity
Liabilities
Reserve for losses and LAE	$28,142	$17,760
Unearned premium reserve	219,616	201,045
Net deferred tax liability	142,587	87,964
Revolving credit facility borrowings	100,000	—
Securities purchased payable	14,999	14,996
Other accrued liabilities	33,881	28,093
Total liabilities	539,225	349,858

Commitments and contingencies

Stockholders' Equity
Common shares, $0.015 par value:
Authorized - 233,333; issued and outstanding - 93,105 shares in 2016 and 92,650 shares in 2015	1,397	1,390
Additional paid-in capital	918,296	904,221
Accumulated other comprehensive loss	(12,255)	(99)
Retained earnings	436,335	213,729
Total stockholders' equity	1,343,773	1,119,241

Total liabilities and stockholders' equity	$1,882,998	$1,469,099

Return on average equity	18.1%	15.2%

								Exhibit C

Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2016				2015
Selected Income Statement Data	December 31	September 30	June 30	March 31	December 31	September 30	June 30	March 31
(In thousands, except per share amounts)
Revenues:
Net premiums written	$116,412	$115,887	$108,513	$100,466	$98,434	$97,478	$92,399	$82,257

Net premiums earned	116,792	110,801	100,711	94,403	89,378	83,694	78,361	75,038
Other revenues (1)	9,581	10,453	7,454	8,063	8,098	8,042	5,706	4,973
Total revenues	126,373	121,254	108,165	102,466	97,476	91,736	84,067	80,011

Losses and expenses:
Provision for losses and LAE	3,865	4,965	2,964	3,731	4,199	3,393	2,314	1,999
Other underwriting and operating expenses	35,206	32,848	31,409	31,388	29,627	28,714	27,148	27,498
Total losses and expenses	39,071	37,813	34,373	35,119	33,826	32,107	29,462	29,497

Income before income taxes	87,302	83,441	73,792	67,347	63,650	59,629	54,605	50,514
Income tax expense	24,616	23,730	21,534	19,396	19,171	18,808	17,412	15,676
Net income	$62,686	$59,711	$52,258	$47,951	$44,479	$40,821	$37,193	$34,838

Earnings per share:
Basic	$0.69	$0.66	$0.57	$0.53	$0.49	$0.45	$0.41	$0.39
Diluted	0.68	0.65	0.57	0.52	0.48	0.44	0.41	0.38

Weighted average shares outstanding:
Basic	90,991	90,961	90,912	90,785	90,454	90,418	90,344	90,185
Diluted	92,577	92,399	92,138	91,859	91,918	91,841	91,674	91,514

Other Data:
Loss ratio (2)	3.3%	4.5%	2.9%	4.0%	4.7%	4.1%	3.0%	2.7%
Expense ratio (3)	29.8%	29.6%	31.2%	33.2%	33.1%	34.3%	34.6%	36.6%
Combined ratio	33.1%	34.1%	34.1%	37.2%	37.8%	38.4%	37.6%	39.3%

Return on average equity (annualized)	18.9%	18.7%	17.2%	16.7%	16.2%	15.5%	14.7%	14.3%

(1) Through June 30, 2016, other revenues included the change in the fair value of insurance and certain reinsurance policies issued by Essent Reinsurance Ltd. ("Essent Re") in connection with Freddie Mac's Agency Credit Insurance Structure ("ACIS") program that were accounted for as derivatives under GAAP. In the three months ended September 30, 2016, these contracts were amended and are now accounted for as insurance contracts. The change in fair values of these policies was $2,012, ($755), $677, $974, $1,258, ($391) and ($749) in the three months ended September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, respectively.

(2) Loss ratio is calculated by dividing the provision for losses and LAE by net premiums earned.

(3) Expense ratio is calculated by dividing other underwriting and operating expenses, excluding interest expense, by net premiums earned.

							Exhibit C, continued
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2016				2015
Other Data, continued:	December 31	September 30	June 30	March 31	December 31	September 30	June 30	March 31
($ in thousands)

U.S. Mortgage Insurance Portfolio
Flow:
New insurance written	$10,475,258	$10,299,161	$8,715,171	$5,366,675	$5,970,656	$7,384,654	$7,225,401	$5,346,820
New risk written	2,498,831	2,536,734	2,167,333	1,340,588	1,486,328	1,854,884	1,800,027	1,302,710

Bulk:
New insurance written	$—	$—	$—	$93,054	$—	$204,867	$61,258	$—
New risk written	—	—	—	8,480	—	25,760	4,062	—

Total:
Average premium rate (4)	0.56%	0.58%	0.57%	0.56%	0.55%	0.55%	0.57%	0.58%
New insurance written	$10,475,258	$10,299,161	$8,715,171	$5,459,729	$5,970,656	$7,589,521	$7,286,659	$5,346,820
New risk written	$2,498,831	$2,536,734	$2,167,333	$1,349,068	$1,486,328	$1,880,644	$1,804,089	$1,302,710
Insurance in force (end of period)	$83,265,522	$77,614,373	$72,267,099	$67,716,741	$65,242,453	$62,141,406	$57,435,859	$53,253,632
Risk in force (end of period)	$20,627,317	$19,289,387	$17,937,364	$16,745,819	$16,073,174	$15,229,575	$13,992,701	$12,891,462
Policies in force	375,898	350,600	328,441	308,779	297,437	282,671	261,996	242,477
Weighted average coverage (5)	24.8%	24.9%	24.8%	24.7%	24.6%	24.5%	24.4%	24.2%
Annual persistency	77.7%	79.4%	81.0%	81.0%	80.2%	80.2%	80.3%	82.8%

Loans in default (count)	1,757	1,453	1,174	1,060	1,028	814	605	505
Percentage of loans in default	0.47%	0.41%	0.36%	0.34%	0.35%	0.29%	0.23%	0.21%

Other Risk in Force
GSE Risk Share (6)	$384,103	$302,211	$305,357	$188,766	$156,347	$118,073	$66,291	$63,533

Revolving Credit Facility
Borrowings outstanding	$100,000	$50,000	$—	N/A	N/A	N/A	N/A	N/A
Undrawn committed capacity	$100,000	$150,000	$200,000	N/A	N/A	N/A	N/A	N/A
Interest rate at December 31, 2016:	2.73%

(4) Average premium rate is calculated by dividing net premiums earned by average insurance in force for the period.

(5) Weighted average coverage is calculated by dividing end of period risk in force by insurance in force.

(6) Essent Re provides insurance or reinsurance in connection with Freddie Mac's ACIS program and covers the risk in force on the loans in the reference pools associated with STACR notes issued by Freddie Mac. Essent Re also provides reinsurance in connection with Fannie Mae's Credit Insurance Risk Transfer ("CIRT") program and covers the risk in force on the loans in reference pools acquired by Fannie Mae.

							Exhibit D

Essent Group Ltd. and Subsidiaries
Supplemental Information
New Insurance Written: Flow

NIW by Credit Score
	Three Months Ended				Year Ended
	December 31, 2016		December 31, 2015		December 31, 2016		December 31, 2015
($ in thousands)
>=760	$4,642,666	44.3%	$2,549,859	42.7%	$15,827,689	45.4%	$11,414,155	44.0%
740-759	1,636,508	15.6	954,427	16.0	5,533,992	15.9	4,212,139	16.2
720-739	1,456,147	13.9	845,731	14.2	4,750,940	13.6	3,705,326	14.3
700-719	1,212,922	11.6	656,708	11.0	3,859,363	11.1	2,745,041	10.6
680-699	879,907	8.4	556,605	9.3	2,801,820	8.0	2,204,216	8.5
<=679	647,108	6.2	407,326	6.8	2,082,461	6.0	1,646,654	6.4
Total	$10,475,258	100.0%	$5,970,656	100.0%	$34,856,265	100.0%	$25,927,531	100.0%

Weighted average credit score	747		746		748		747

NIW by LTV
	Three Months Ended				Year Ended
	December 31, 2016		December 31, 2015		December 31, 2016		December 31, 2015
($ in thousands)
85.00% and below	$1,808,741	17.3%	$728,547	12.2%	$5,155,388	14.8%	$3,235,112	12.5%
85.01% to 90.00%	3,242,535	30.9	2,040,008	34.2	11,148,955	32.0	8,955,916	34.5
90.01% to 95.00%	4,525,547	43.2	3,042,571	50.9	16,516,689	47.4	13,147,611	50.7
95.01% and above	898,435	8.6	159,530	2.7	2,035,233	5.8	588,892	2.3
Total	$10,475,258	100.0%	$5,970,656	100.0%	$34,856,265	100.0%	$25,927,531	100.0%

Weighted average LTV	91%		92%		92%		92%

NIW by Product
	Three Months Ended				Year Ended
	December 31, 2016		December 31, 2015		December 31, 2016		December 31, 2015
Single Premium policies		12.7%		24.3%		17.0%		23.3%
Monthly Premium policies		87.3		75.7		83.0		76.7
		100.0%		100.0%		100.0%		100.0%

NIW by Purchase vs. Refinance
	Three Months Ended				Year Ended
	December 31, 2016		December 31, 2015		December 31, 2016		December 31, 2015
Purchase		73.9%		82.6%		79.2%		79.6%
Refinance		26.1		17.4		20.8		20.4
		100.0%		100.0%		100.0%		100.0%

							Exhibit D, continued

Essent Group Ltd. and Subsidiaries
Supplemental Information
New Insurance Written: Bulk

NIW by Credit Score
	Three Months Ended				Year Ended
	December 31, 2016		December 31, 2015		December 31, 2016		December 31, 2015
($ in thousands)
>=760	$—	0.0%	$—	0.0%	$45,625	49.0%	$201,990	75.9%
740-759	—	—	—	—	18,154	19.5	31,425	11.8
720-739	—	—	—	—	11,475	12.3	19,891	7.5
700-719	—	—	—	—	8,220	8.8	12,819	4.8
680-699	—	—	—	—	6,453	7.0	—	—
<=679	—	—	—	—	3,127	3.4	—	—
Total	$—	0.0%	$—	0.0%	$93,054	100.0%	$266,125	100.0%

Weighted average credit score	N/A		N/A		750		774

NIW by LTV
	Three Months Ended				Year Ended
	December 31, 2016		December 31, 2015		December 31, 2016		December 31, 2015
($ in thousands)
85.00% and below	$—	0.0%	$—	0.0%	$755	0.8%	$63,448	23.8%
85.01% to 90.00%	—	—	—	—	27,757	29.8	94,984	35.7
90.01% to 95.00%	—	—	—	—	64,542	69.4	107,693	40.5
95.01% and above	—	—	—	—	—	—	—	—
Total	$—	0.0%	$—	0.0%	$93,054	100.0%	$266,125	100.0%

Weighted average LTV	N/A		N/A		91%		89%

NIW by Product
	Three Months Ended				Year Ended
	December 31, 2016		December 31, 2015		December 31, 2016		December 31, 2015
Single Premium policies		0.0%		0.0%		100.0%		100.0%
Monthly Premium policies		—		—		—		—
		0.0%		0.0%		100.0%		100.0%

NIW by Purchase vs. Refinance
	Three Months Ended				Year Ended
	December 31, 2016		December 31, 2015		December 31, 2016		December 31, 2015
Purchase		0.0%		0.0%		100.0%		90.1%
Refinance		—		—		—		9.9
		0.0%		0.0%		100.0%		100.0%

					Exhibit E

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance in Force and Risk in Force

Portfolio by Credit Score
Total IIF by FICO score	December 31, 2016		September 30, 2016		December 31, 2015
($ in thousands)
>=760	$37,858,422	45.5%	$35,510,017	45.8%	$30,174,460	46.2%
740-759	13,760,610	16.5	12,924,061	16.6	11,019,729	16.9
720-739	11,855,648	14.2	11,075,479	14.3	9,398,659	14.4
700-719	8,712,971	10.5	7,985,448	10.3	6,507,454	10.0
680-699	6,611,166	7.9	6,079,109	7.8	5,030,169	7.7
<=679	4,466,705	5.4	4,040,259	5.2	3,111,982	4.8
Total	$83,265,522	100.0%	$77,614,373	100.0%	$65,242,453	100.0%

Weighted average credit score	749		749		750

Total RIF by FICO score	December 31, 2016		September 30, 2016		December 31, 2015
($ in thousands)
>=760	$9,319,522	45.2%	$8,763,990	45.4%	$7,379,053	45.9%
740-759	3,434,392	16.7	3,236,792	16.8	2,735,754	17.0
720-739	2,970,941	14.4	2,784,413	14.4	2,346,971	14.6
700-719	2,151,657	10.4	1,977,518	10.3	1,592,463	9.9
680-699	1,656,791	8.0	1,529,092	7.9	1,255,734	7.8
<=679	1,094,014	5.3	997,582	5.2	763,199	4.8
Total	$20,627,317	100.0%	$19,289,387	100.0%	$16,073,174	100.0%

Portfolio by LTV
Total IIF by LTV	December 31, 2016		September 30, 2016		December 31, 2015
($ in thousands)
85.00% and below	$9,756,578	11.7%	$8,697,580	11.2%	$7,341,316	11.3%
85.01% to 90.00%	27,409,202	32.9	25,916,495	33.4	22,337,975	34.2
90.01% to 95.00%	42,854,633	51.5	40,553,061	52.2	34,035,682	52.2
95.01% and above	3,245,109	3.9	2,447,237	3.2	1,527,480	2.3
Total	$83,265,522	100.0%	$77,614,373	100.0%	$65,242,453	100.0%

Weighted average LTV	92%		92%		92%

Total RIF by LTV	December 31, 2016		September 30, 2016		December 31, 2015
($ in thousands)
85.00% and below	$1,101,947	5.3%	$986,759	5.1%	$826,531	5.2%
85.01% to 90.00%	6,512,613	31.6	6,173,686	32.0	5,310,050	33.0
90.01% to 95.00%	12,234,306	59.3	11,574,082	60.0	9,646,406	60.0
95.01% and above	778,451	3.8	554,860	2.9	290,187	1.8
Total	$20,627,317	100.0%	$19,289,387	100.0%	$16,073,174	100.0%

Portfolio by Loan Amortization Period
Total IIF by Loan Amortization Period	December 31, 2016		September 30, 2016		December 31, 2015
($ in thousands)
FRM 30 years and higher	$75,428,964	90.6%	$70,363,929	90.7%	$58,344,666	89.4%
FRM 20-25 years	2,113,529	2.5	1,808,715	2.3	1,515,756	2.3
FRM 15 years	3,066,893	3.7	2,757,521	3.5	2,702,723	4.2
ARM 5 years and higher	2,656,136	3.2	2,684,208	3.5	2,679,308	4.1
Total	$83,265,522	100.0%	$77,614,373	100.0%	$65,242,453	100.0%

			Exhibit F

Essent Group Ltd. and Subsidiaries
Supplemental Information
Other Risk in Force

($ in thousands)	December 31, 2016	September 30, 2016	December 31, 2015

GSE Risk Share (1)	$384,103	$302,211	$156,347

Weighted average credit score	749	751	754
Weighted average LTV	82%	80%	76%

(1) Essent Reinsurance Ltd. ("Essent Re") provides insurance or reinsurance relating to the risk in force on loans in reference pools acquired by Freddie Mac and Fannie Mae, including in connection with Freddie Mac's Agency Credit Insurance Structure ("ACIS") program and Fannie Mae's Credit Insurance Risk Transfer ("CIRT") program.

											Exhibit G

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Vintage Data
December 31, 2016

					Insurance in Force
Origination Year	Original Insurance Written ($ in thousands)	Remaining Insurance in Force ($ in thousands)	% Remaining of Original Insurance	Number of Policies in Force	% Purchase	>90% LTV	>95% LTV	FICO < 700	FICO >= 760	% FRM	Incurred Loss Ratio (Inception to Date) (1)	Number of Loans in Default

2010	$245,898	$30,336	12.3%	191	78.9%	48.0%	0.0%	3.8%	57.9%	99.3%	2.8%	1
2011	3,229,720	571,364	17.7	3,121	76.4	44.8	0.2	5.0	55.3	95.6	3.7	44
2012	11,241,161	3,843,570	34.2	19,222	75.2	53.0	0.5	5.5	55.8	97.7	2.5	156
2013	21,152,638	9,440,086	44.6	46,380	78.3	56.0	1.9	7.8	51.0	97.2	2.6	362
2014	24,799,434	14,543,735	58.6	71,819	86.8	60.7	3.7	15.4	42.1	94.1	3.9	677
2015	26,193,656	21,226,878	81.0	95,084	81.6	55.0	2.4	14.8	43.7	96.6	3.3	394
2016	34,949,319	33,609,553	96.2	140,081	79.2	53.5	6.0	14.1	45.2	97.9	2.3	123
Total	$121,811,826	$83,265,522	68.4	375,898	80.8	55.4	3.9	13.3	45.5	96.8	3.1	1,757

(1) Incurred loss ratio is calculated by dividing the sum of case reserves and cumulative amount paid for claims by cumulative net premiums earned.

			Exhibit H

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Geographic Data

IIF by State
	December 31, 2016	September 30, 2016	December 31, 2015
CA	9.4%	9.4%	9.6%
TX	8.2	8.3	8.3
FL	6.6	6.5	6.2
WA	4.8	4.8	4.6
IL	4.0	4.1	4.1
NC	3.7	3.7	3.9
NJ	3.5	3.4	3.4
GA	3.4	3.4	3.3
MN	3.2	3.2	2.9
AZ	3.2	3.1	3.2
All Others	50.0	50.1	50.5
Total	100.0%	100.0%	100.0%

RIF by State
	December 31, 2016	September 30, 2016	December 31, 2015
CA	9.0%	9.0%	9.2%
TX	8.5	8.5	8.6
FL	6.9	6.8	6.4
WA	4.8	4.8	4.8
IL	4.0	4.1	4.1
NC	3.7	3.8	4.0
GA	3.5	3.5	3.5
NJ	3.5	3.4	3.3
MN	3.3	3.3	3.0
OH	3.1	3.1	2.9
All Others	49.7	49.7	50.2
Total	100.0%	100.0%	100.0%

			Exhibit I

Essent Group Ltd. and Subsidiaries
Supplemental Information
Defaults, Reserve for Losses and LAE, and Claims

Rollforward of Insured Loans in Default
	Three Months Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015
Beginning default inventory	1,453	814	1,028	457
Plus: new defaults	1,208	706	3,746	2,034
Less: cures	(861)	(467)	(2,857)	(1,384)
Less: claims paid	(39)	(25)	(154)	(79)
Less: rescissions and denials	(4)	—	(6)	—
Ending default inventory	1,757	1,028	1,757	1,028

Rollforward of Reserve for Losses and LAE
	Three Months Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,
($ in thousands)	2016	2015	2016	2015
Reserve for losses and LAE at beginning of period	$25,731	$14,548	$17,760	$8,427
Add provision for losses and LAE occurring in:
Current year	5,502	4,600	21,889	14,956
Prior years	(1,637)	(401)	(6,364)	(3,051)
Incurred losses during the period	3,865	4,199	15,525	11,905
Deduct payments for losses and LAE occurring in:
Current year	460	282	927	544
Prior years	994	705	4,216	2,028
Loss and LAE payments during the period	1,454	987	5,143	2,572
Reserve for losses and LAE at end of period	$28,142	$17,760	$28,142	$17,760

Claims
	Three Months Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015
Number of claims paid	39	25	154	79
Total amount paid for claims (in thousands)	$1,438	$968	$5,028	$2,498
Average amount paid per claim (in thousands)	$37	$39	$33	$32
Severity	70%	102%	73%	92%

				Exhibit I, continued
Essent Group Ltd. and Subsidiaries
Supplemental Information
Defaults, Reserve for Losses and LAE, and Claims

	December 31, 2016
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	914	52%	$6,615	26%	$50,737	13%
Four to eleven payments	620	35	11,505	45	32,833	35
Twelve or more payments	179	10	5,678	22	9,575	59
Pending claims	44	3	1,960	7	2,272	86
Total case reserves	1,757	100%	25,758	100%	$95,417	27
IBNR			1,932
LAE			452
Total reserves for losses and LAE			$28,142

Average reserve per default:
Case			$14.7
Total			$16.0

Default Rate	0.47%

	December 31, 2015
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	535	52%	$4,492	28%	$29,003	15%
Four to eleven payments	383	37	8,283	51	20,825	40
Twelve or more payments	89	9	2,688	16	4,299	63
Pending claims	21	2	809	5	844	96
Total case reserves	1,028	100%	16,272	100%	$54,971	30
IBNR			1,220
LAE			268
Total reserves for losses and LAE			$17,760

Average reserve per default:
Case			$15.8
Total			$17.3

Default Rate	0.35%

			Exhibit J

Essent Group Ltd. and Subsidiaries
Supplemental Information
Investment Portfolio

Investment Portfolio by Asset Class
Asset Class	December 31, 2016		December 31, 2015
($ in thousands)	Fair Value	Percent	Fair Value	Percent
U.S. Treasury securities	$191,548	11.9%	$177,607	13.9%
U.S. agency securities	18,441	1.1	13,782	1.1
U.S. agency mortgage-backed securities	316,494	19.6	159,602	12.5
Municipal debt securities	334,324	20.7	279,828	21.9
Corporate debt securities	456,357	28.3	396,732	31.1
Residential and commercial mortgage securities	68,336	4.2	55,356	4.3
Asset-backed securities	127,172	7.9	126,629	9.9
Money market funds	102,430	6.3	67,098	5.3
Total Investments	$1,615,102	100.0%	$1,276,634	100.0%

Investment Portfolio by Credit Rating
Rating (1)	December 31, 2016		December 31, 2015
($ in thousands)	Fair Value	Percent	Fair Value	Percent
Aaa	$780,513	48.3%	$554,789	43.5%
Aa1	88,977	5.5	74,322	5.8
Aa2	101,772	6.3	89,533	7.0
Aa3	89,421	5.5	68,587	5.4
A1	143,938	8.9	126,920	9.9
A2	126,113	7.8	122,745	9.6
A3	95,926	6.0	87,781	6.9
Baa1	85,864	5.3	80,137	6.3
Baa2	71,950	4.5	51,528	4.0
Baa3	24,544	1.5	19,662	1.5
Below Baa3	6,084	0.4	630	0.1
Total Investments	$1,615,102	100.0%	$1,276,634	100.0%

(1) Based on ratings issued by Moody's, if available. S&P or Fitch rating utilized if Moody's not available.

Investment Portfolio by Duration and Book Yield
Effective Duration	December 31, 2016		December 31, 2015
($ in thousands)	Fair Value	Percent	Fair Value	Percent
< 1 Year	$329,901	20.4%	$235,001	18.4%
1 to < 2 Years	153,184	9.5	141,995	11.1
2 to < 3 Years	156,620	9.7	214,274	16.8
3 to < 4 Years	176,896	11.0	104,772	8.2
4 to < 5 Years	139,115	8.6	141,428	11.1
5 or more Years	659,386	40.8	439,164	34.4
Total Investments	$1,615,102	100.0%	$1,276,634	100.0%

Pre-tax investment income yield:
Three months ended December 31, 2016	2.22%
Year ended December 31, 2016	2.10%

Net cash and investments at holding company, Essent Group Ltd.:
($ in thousands)
As of December 31, 2016	$46,561
As of December 31, 2015	$70,601

		Exhibit K

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance Company Capital

	December 31, 2016	December 31, 2015
($ in thousands)
U.S. Mortgage Insurance Subsidiaries:
Combined statutory capital (1)	$1,144,279	$913,182

Combined net risk in force (2)	$16,801,992	$13,847,336

Risk-to-capital ratios: (3)
Essent Guaranty, Inc.	15.3:1	15.7:1
Essent Guaranty of PA, Inc.	6.8:1	9.7:1
Combined (4)	14.7:1	15.2:1

Essent Reinsurance Ltd.:
Stockholder's equity (GAAP basis)	$401,273	$220,178

Net risk in force (2)	$4,181,737	$2,364,692

(1) Combined statutory capital equals the sum of statutory capital of Essent Guaranty, Inc. plus Essent Guaranty of PA, Inc., after eliminating the impact of intercompany transactions. Statutory capital is computed based on accounting practices prescribed or permitted by the Pennsylvania Insurance Department and the National Association of Insurance Commissioners Accounting Practices and Procedures Manual.

(2) Net risk in force represents total risk in force, net of reinsurance ceded and net of exposures on policies for which loss reserves have been established.

(3) The risk-to-capital ratio is calculated as the ratio of net risk in force to statutory capital.

(4) The combined risk-to-capital ratio equals the sum of the net risk in force of Essent Guaranty, Inc. and Essent Guaranty of PA, Inc. divided by the combined statutory capital.

Exhibit L
Essent Group Ltd. and Subsidiaries
Supplemental Information
Reconciliation of Non-GAAP Financial Measure - Adjusted Book Value per Share

We believe that long-term growth in Adjusted Book Value per Share is an important measure of our financial performance and is a measure used to determine vesting on certain restricted stock granted to senior management under the Company’s long-term incentive plan. Adjusted Book Value per Share is a financial measure that is not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP) and is referred to as a non-GAAP measure. Adjusted Book Value per Share may be defined or calculated differently by other companies. Adjusted Book Value per Share is one measure used to monitor our results and should not be viewed as a substitute for those measures determined in accordance with GAAP.

Adjusted Book Value per Share is calculated by dividing Adjusted Book Value by Common Shares and Share Units Outstanding. Adjusted Book Value is defined as consolidated stockholders’ equity of the Company, excluding accumulated other comprehensive income (loss) plus the proceeds, if any, from the assumed exercise of all "in-the-money" options, warrants and similar instruments. Common Shares and Share Units Outstanding is defined as total common shares outstanding plus all equity instruments (including restricted share units) issued to management and the Board of Directors and any "in-the-money" options, warrants and similar instruments. Accumulated other comprehensive income (loss) includes unrealized gains and losses that arise from changes in the market value of the Company’s investments that are classified as available for sale. The Company does not view these unrealized gains and losses to be indicative of our fundamental operating performance. As of December 31, 2016 and December 31, 2015, the Company does not have any options, warrants and similar instruments outstanding.

The following table sets forth the reconciliation of Adjusted Book Value to the most comparable GAAP amount as of December 31, 2016 and December 31, 2015 in accordance with Regulation G:

(In thousands, except per share amounts)	December 31, 2016	December 31, 2015

Numerator:
Total Stockholders' Equity (Book Value)	$1,343,773	$1,119,241

Subtract: Accumulated Other Comprehensive Loss	(12,255)	(99)

Adjusted Book Value	$1,356,028	$1,119,340

Denominator:
Total Common Shares Outstanding	93,105	92,650

Add: Restricted Share Units Outstanding	493	544

Total Common Shares and Share Units Outstanding	93,598	93,194

Adjusted Book Value per Share	$14.49	$12.01

CONTACT:
Essent Group Ltd.
Media Contact
610-230-0556
media@essentgroup.com
or
Investor Relations Contact
Christopher G. Curran
Senior Vice President – Investor Relations
855-809-ESNT
ir@essentgroup.com